CSFB

           CREDIT SUISSE FIRST BOSTON

CSFB 2005-AGE1

DERIVED INFORMATION   4/19/05

$284,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$284,000,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-AGE1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change.   The Information does not include all of the information required to be included in the final prospectus relating to the certificates.  As such, the Information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information.  Such documents may be obtained without charge at the Commission’s website.  Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission.  Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB Trading Desk at (212) 538-8373 or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analysis, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

$284,000,000 (Approximate)

Home Equity Pass-Through Certificates, Series 2005-AGE1

Pricing Information

Offered Certificates (1):

Class	Available Certificate Balance ($)	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (Fitch/S&P)
A-1	146,545,000	Senior/Adj/Sequential	libor + [ ]%	[1.0]	AAA/AAA
A-2	44,325,000	Senior/Fixed/Sequential	Swaps + [ ]%	[3.0]	AAA/AAA
A-3	12,975,000	Senior/Fixed/Sequential	Swaps + [ ]%	[5.0]	AAA/AAA
A-4	11,570,000	Senior/Fixed/Sequential	Interp. Swaps + [ ]%	[6.9]	AAA/AAA
A-5	28,400,000	Senior/Fixed/NAS	Interp. Swaps + [ ]%	[6.1]	AAA/AAA
M-1	12,780,000	Mezzanine/Adj	libor + [ ]%	[4.9]	AA+/AA+
M-2	6,105,000	Mezzanine/Adj	libor + [ ]%	[4.8]	AA/AA+
M-3	3,550,000	Mezzanine/Adj	libor + [ ]%	[4.8]	AA-/AA
M-4	3,550,000	Mezzanine/Adj	libor + [ ]%	[4.8]	A+/AA
M-5	3,550,000	Mezzanine/Adj	libor + [ ]%	[4.8]	A/A+
M-6	2,130,000	Mezzanine/Adj	libor + [ ]%	[4.8]	A-/A
B-1	2,840,000	Subordinate/Adj	libor + [ ]%	[4.8]	BBB+/A-
B-2	2,130,000	Subordinate/Adj	libor + [ ]%	[4.8]	BBB/BBB+
B-3	2,130,000	Subordinate/Adj	libor + [ ]%	[4.7]	BBB-/BBB
B-4	1,420,000	Subordinate/Adj	libor + [ ]%	[4.5]	---/BBB
Total	284,000,000

Non-Offered Certificates (1):

Class	Available Certificate Balance ($)	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (Fitch/S&P)
R (3)	50	Residual	Libor + [ ]%	N/A	AA/AAA
X	-	Subordinate	N/A	N/A	N/A
P (4)	50	Senior	N/A	N/A	AAA/AAA

(1)

100% of the Prospectus Prepayment Curve (“PPC”) for the fixed-rate collateral assumes 25% Constant Prepayment Rate (“CPR”) in the first month of the life of the mortgage loans, and stays at 25% CPR thereafter.   The bonds are priced to call at 100% of the PPC and assuming one-month LIBOR is 3.00%.  The initial class principal balances of the certificates are subject to a variance of no more than plus or minus 5% prior to their issuance.

(2)

The coupons are capped by the applicable Net Funds Cap as described herein.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

Receives the prepayment penalties and the deferred interest on the mortgage loans.

SUMMARY TERMS

Underwriter:	Credit Suisse First Boston, LLC. (sole manager).

Depositor:	Credit Suisse First Boston Mortgage Securities Corp.

Servicer:	Select Portfolio Servicing

Trustee:	TBA

Floating-Rate Certificates:	The Floating-Rate Certificates consist of Class A-1, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4

Fixed-Rate Certificates:	The Fixed-Rate Certificates consist of Class A-2, Class A-3, Class A-4 and Class A-5,

Cut-off Date:	On or about April 1, 2005 for the initial Mortgage Loans.

Investor Settlement:	On or about [April 29, 2005], Closing Date [April 28, 2005]

Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in May 2005.

Accrual Period:

The Interest Accrual Period for each Distribution Date with respect to the Floating-Rate Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 day count basis).  The Interest Accrual Period for each Distribution Date with regard to the Fixed-Rate Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 day count basis).

Delay Days:	24 days with respect to the Fixed-Rate Certificates, and 0 days with respect to the Floating-Rate Certificates.

Prospectus Prepayment Speed (“PPC”):	With respect to the Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 25% CPR in month 1, and remaining at 25% CPR thereafter.

Certificate Ratings:

The Class A Certificates, the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates are expected to be rated by Fitch and S&P.   The Class B-4 Certificates are expected to be rated by S&P.

Class A-1:

    Aaa/AAA

Class A-2:

    Aaa/AAA

Class A-3:

    Aaa/AAA

Class A-4:

    Aaa/AAA

Class A-5:

    Aaa/AAA

Class M-1:

    AA+/AA+

Class M-2:

    AA/AA+

Class M-3:

    AA-/AA

Class M-4:

    A+/AA

Class M-5:

    A/A+

Class M-6:

    A-/A

Class B-1:

    BBB+/A-

Class B-2:

    BBB/BBB+

Class B-3:

    BBB-/BBB

Class B-4:         ---/BBB

Optional Call:	The transaction will have a 10% optional call.

Offered Certificates:	The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates

SMMEA Treatment:	None of the classes will constitute “mortgage related securities” for purposes of SMMEA.

Taxation:	REMIC.

Maximum Pool Balance:	The aggregate of the initial principal balance of the Mortgage Loans.

Coupon/Margin Step-up:

If the optional clean-up call is not exercised, the Certificate margin, will be increased by the lesser of 50 basis points and (1) the initial pass-through margin for the Class A-1 certificates; and (2) one-half the initial pass-through margin with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4.  The Pass-Through Rate on the Fixed-Rate Certificates will increase by 50 basis points.

Expense Fee Rate:	The per annum rate at which the servicing, trustee and mortgage insurance fees accrue.

Pass-through Rate:

The Pass-Through Rate for the Floating-Rate Certificates, equal to the lesser of (i) one-month LIBOR plus the certificate margin and (ii) the related Net Funds Cap.  The Pass-Through Rate for the Fixed-Rate Certificates will be equal to the lesser of (a) the fixed rate for such class and (b) the related Net Funds Cap.

Excess Interest Amount:

For any Distribution Date, the product of (a) the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall.

Net Funds Cap:

For any Distribution Date will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount on such date and (2) 12, and the denominator of which is the Aggregate Collateral Balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, (i) in the case of the Floating-Rate Certificates, the actual number of days in the immediately preceding Accrual Period divided by 360, and (ii) in the case of the Fixed-Rate Certificates, 1/12.

Net Funds Carry Forward Amount:

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the lesser of (x) the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap and (y) the Maximum Interest Rate) is the “Net Funds Carry Forward Amount” on such Class of Certificates.

Maximum Interest Rate:	For the Certificates and any Distribution Date, an annual rate equal to the weighted average Net Mortgage Rate of the mortgage loans.

Net Mortgage Rate:	As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.

Principal and Interest Advancing:

The servicer will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

Advances and Deferred Interest:

As of the Cut-off Date, the Corporate and Escrow Advances total $2,958,179.82.  Any Advances outstanding before the Cut-off Date and collected after the Cut-off Date will be included in the Interest Remittance Amount.  As of the Cut-off Date, Deferred Interest totals $924,173.17.  Any Deferred Interest collected will be paid to the Class P.

Accrued Certificate Interest:	For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.

Interest Carry Forward Amount:

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Net Funds Carry Forward Amount with respect to such Class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (B) the amount actually distributed to such Class withrespect to interest (including amounts attributable to Interest Carry Forward Amounts) on such priorDistribution Dates and (ii) interest on such excess at the Pass-Through Rate for such Class.

Interest Remittance Amount:

For any distribution date, the sum of (1) all interest collected (other than Payaheads, if applicable) or advanced in respect of Scheduled Payments on the mortgage loans during the related Collection Period, the interest portion of related Payaheads previouslfy received and intended for application in the related Collection Period and the interest portion of all prepayments received on the mortgage loans in during the related Prepayment Period, less (x) the servicing fee and mortgage insurance premiums (if any) with respect to such mortgage loans and (y) unreimbursed Advances and other amounts due to the servicer or the trustee with respect to such mortgage loans, to the extent allocable to interest, (2) all Compensating Interest paid by the servicer with respect to the related mortgage loans and distribution date, (3) the portion of any Substitution Amount or purchase price paid with respect to such mortgage loans during the calendar month immediately preceding that distribution date allocable to interest, (4) all Net Liquidation Proceeds (net of unreimbursed Advances, servicing advances and expenses, to the extent allocable to interest, and unpaid servicing fees) and Recoveries, if any, collected with respect to the mortgage loans during the related Collection Period, to the extent allocable to interest and (5) any amounts collected after the Cut-off Date to reimburse the Corporate and Escrow Advances outstanding as of the Cut-off Date.

Lockout Percentage:	With regard to the Class A-5 Certificates and the percentage of the amount allocable of it’s pro-rata of principal payments to the Senior Certificates:

Range of Distribution Dates Lockout Percentage May 2005 – April 2008 0.00% May 2008 – April 2010 45.00% May 2010 – April 2011 80.00% May 2011 – April 2012 100.00% May 2012 and thereafter 300.00%

Optimal Interest Remittance Amount

For any distribution date, will be equal to the excess of (i) the product of (1) (x) the weighted average mortgage rate less the weighted average servicing fee rate of the mortgage loans as of the first day of the related Collection Period divided by (y) 12 and (2) the applicable Aggregate Collateral Balance for the immediately preceding distribution date, over (ii) any expenses that reduce the Interest Remittance Amount which did not arise as a result of a default or delinquency of the mortgage loans and were not taken into account in computing the Expense Fee rate.

Credit Enhancement:	1. Excess cashflow. 2. Overcollateralization. 3. Subordination (see table below).

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
A	14.15%	15.50%	31.00%
M-1	9.65%	11.00%	22.00%
M-2	7.50%	8.85%	17.70%
M-3	6.25%	7.60%	15.20%
M-4	5.00%	6.35%	12.70%
M-5	3.75%	5.10%	10.20%
M-6	3.00%	4.35%	8.70%
B-1	2.00%	3.35%	6.70%
B-2	1.25%	2.60%	5.20%
B-3	0.50%	1.85%	3.70%
B-4	0.00%	1.35%	2.70%

*    Prior to stepdown date, based on Maximum Pool Balance.

** After stepdown date, based on current pool balance.

Overcollateralization:	1. Before the Stepdown Date, the required overcollateralization amount is [1.35]% of the Maximum Pool Balance.
2. On and after the Stepdown Date, the required overcollateralization amount is [2.70]% of the outstanding pool balance (subject to a Trigger Event).
3. The required overcollateralization amount is subject to a floor of 0.50% of the Maximum Pool Balance.

4.

On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

Senior Enhancement Percentage:

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans, as of the first day of the related remittance period.

Stepdown Date:	The later to occur of (i) the Distribution Date in May 2008 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately 31.00%.

Trigger Event:

A Trigger Event will occur for any Distribution Date on or after the Distribution Date in May 2008 if either (i) the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds [48.5%] of the Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative realized losses as a percentage of the original Maximum Pool Balance on the closing date for such Distribution Date is greater than the percentage set forth in the following table:

Range of Distribution Dates Cumulative Loss Percentage May 2008 – April 2009 [2.50%]* May 2009 – April 2010 [3.50%]* May 2010 – April 2011 [4.25%]* May 2011 and thereafter [4.50%]*

* The cumulative loss percentages set forth above are applicable to the first Distribution Date in the corresponding range of Distribution Dates. The cumulative loss percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.

Source for Calculation of One-Month Libor:	Telerate Page 3750.

Overcollateralization Commencement Date:	Beginning on the June 2005 Distribution Date, excess interest will be used to build overcolateralization; on the previous distribution date, the excess interest will be paid to the Class X.

Distributions to Certificateholders

1.

To the Trustee, the trustee fee, if any;

2.

Concurrently, to the Class A Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata;

3.

To the Class M-1 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

4.

To the Class M-2 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

5.

To the Class M-3 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

6.

To the Class M-4 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

7.

To the Class M-5 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

8.

To the Class M-6 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

9.

To the Class B-1 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

10.

To the Class B-2 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

11.

To the Class B-3 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

12.

To the Class B-4 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

13.

For application as part of the monthly excess cash flow.

II.	Before the Stepdown Date or during a Trigger Event, collections of principal shall be allocated according to the following priority:
1. To the Class R Certificates, until the respective Class Principal Balance has been reduced to zero; and
2. To the Class A-5 Certificates, the Lockout Percentage of it’s pro-rata of principal payments to the Senior Certificates until it’s Class Principal Balance has been reduced to zero; and
3. Sequentially, to the Class A-1, Class A-2, Class A-3, Class A-4, and A-5 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and
4. For application as part of monthly excess cash flow.

III.	On and after the Stepdown Date (assuming no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

1.

To the Class A-5 Certificates, the Lockout Percentage of it’s pro-rata of principal payments allocable to to the Senior Certificates (in accordance with the Target Credit Enhancement percentages) until the respective Class Principal Balance has been reduced to zero; and

2.

Sequentially, to the Class A-1, Class A-2, Class A-3, Class A-4, and Class A-5 Certificates, remaining amounts of principal payments allocable to the Senior Certificates (in accordance with the Target Credit Enhancement percentages) until the respective Class Principal Balance of such classes has been reduced to zero; and

3.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and B-4 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

4. For application as part of each month’s excess cash flow.

IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:
1. For the first, Distribution Date, 100% of the excess interest defined here in IV will be released to the Class X;

2.

(A) Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such Distribution Date minus the targeted overcollateralization amount for such date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such Distribution Date, to the certificates, in the following order of priority:

(a) to the Class A-5, the Lockout Percentage of it’s pro-rata (of the Senior Certificates) until it’s Class Principal Balance has been reduced to zero;

(b) to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, in that order, until the respective Class Principal Balances have been reduced to zero;

(b) to the Class M-1 Certificates, until the Class Principal Balance has been reduced to zero;

(c) to the Class M-2 Certificates, until the Class Principal Balance has been reduced to zero;

(d) to the Class M-3 Certificates, until the Class Principal Balance has been reduced to zero;

(e) to the Class M-4 Certificates, until the Class Principal Balance has been reduced to zero;

(f) to the Class M-5 Certificates, until the Class Principal Balance has been reduced to zero;

(g) to the Class M-6 Certificates, until the Class Principal Balance has been reduced to zero;

(h) to the Class B-1 Certificates, until the Class Principal Balance has been reduced to zero;

(i) to the Class B-2 Certificates, until the Class Principal Balance has been reduced to zero;

(j) to the Class B-3 Certificates, until the Class Principal Balance has been reduced to zero;

(k) to the Class B-4 Certificates, until the Class Principal Balance has been reduced to zero;

(B) On each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event as not occurred, to fund any principal distributions required to be made on such Distribution Date set forth above in subclause III (above), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

3.

To the Class M-1 Certificates, any unpaid realized loss amounts for such Class;

4. To the Class M-2 Certificates, any unpaid realized loss amounts for such Class; 5. To the Class M-3 Certificates, any unpaid realized loss amounts for such Class;
6. To the Class M-4 Certificates, any unpaid realized loss amounts for such Class; 7. To the Class M-5 Certificates, any unpaid realized loss amounts for such Class;
8. To the Class M-6 Certificates, any unpaid realized loss amounts for such Class;

9.    To the Class B-1 Certificates, any unpaid realized loss amounts for such Class;

10.  To the Class B-2 Certificates, any unpaid realized loss amounts for such Class;

11.  To the Class B-3 Certificates, any unpaid realized loss amounts for such Class;

12.  To the Class B-4 Certificates, any unpaid realized loss amounts for such Class;

13. To the Class A Certificates, any Net Funds Carry Forward Amounts, for such Classes, pro rata;

14.

To the Class M-1 Certificates, any Net Funds Carry Forward Amounts for such Class;

15.

To the Class M-2 Certificates, any Net Funds Carry Forward Amounts for such Class;

16.

To the Class M-3 Certificates, any Net Funds Carry Forward Amounts for such Class;

17.

To the Class M-4 Certificates, any Net Funds Carry Forward Amounts for such Class;

18.

To the Class M-5 Certificates, any Net Funds Carry Forward Amounts for such Class;

19.   To the Class M-6 Certificates, any Net Funds Carry Forward Amounts for such Class

20.

To the Class B-1 Certificates, any Net Funds Carry Forward Amounts for such Class;

21.

To the Class B-2 Certificates, any Net Funds Carry Forward Amounts for such Class;

22.

To the Class B-3 Certificates, any Net Funds Carry Forward Amounts for such Class;

23.

To the Class B-4 Certificates, any Net Funds Carry Forward Amounts for such Class;

24.

To the Net Funds Cap Reserve Fund, any amounts required to be paid thereto;

25. To the Class X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and 26. To the Class R Certificates, any remaining amount.

BOND SUMMARY

To Call

Class A-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	1.9	1.3	1.0	0.8	0.6	0.5
First Pay (Month/Year)	May05	May05	May05	May05	May05	May05
Last Pay (Month/Year)	Oct09	Apr08	Jul07	Jan07	Sep06	Jun06

Class A-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	7.1	4.4	3.0	2.2	1.8	1.5
First Pay (Month/Year)	Oct09	Apr08	Jul07	Jan07	Sep06	Jun06
Last Pay (Month/Year)	May15	Sep11	Aug09	Jan08	Jun07	Feb07

Class A-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	10.1	8.4	5.0	2.9	2.3	1.9
First Pay (Month/Year)	May15	Sep11	Aug09	Jan08	Jun07	Feb07
Last Pay (Month/Year)	May15	Jul14	Mar11	Apr09	Oct07	May07

Class A-4	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	10.1	9.2	6.9	4.7	2.6	2.2
First Pay (Month/Year)	May15	Jul14	Mar11	Apr09	Oct07	May07
Last Pay (Month/Year)	May15	Jul14	Jun12	Dec10	Jan08	Aug07

Class A-5	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	7.1	6.7	6.1	5.4	4.1	2.7
First Pay (Month/Year)	May08	May08	Oct08	Mar09	Jan08	Aug07
Last Pay (Month/Year)	May15	Jul14	Jun12	Dec10	Dec09	Feb09

Class M-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	7.8	6.1	4.9	4.3	4.3	3.8
First Pay (Month/Year)	Jul09	May08	Aug08	Nov08	Mar09	Feb09
Last Pay (Month/Year)	May15	Jul14	Jun12	Dec10	Dec09	Feb09

Class M-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	7.8	6.1	4.8	4.2	4.0	3.8
First Pay (Month/Year)	Jul09	May08	Jul08	Sep08	Dec08	Feb09
Last Pay (Month/Year)	May15	Jul14	Jun12	Dec10	Dec09	Feb09

Class M-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	7.8	6.1	4.8	4.1	3.9	3.8
First Pay (Month/Year)	Jul09	May08	Jun08	Aug08	Oct08	Feb09
Last Pay (Month/Year)	May15	Jul14	Jun12	Dec10	Dec09	Feb09

Class M-4	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	7.8	6.1	4.8	4.1	3.8	3.7
First Pay (Month/Year)	Jul09	May08	Jun08	Aug08	Sep08	Nov08
Last Pay (Month/Year)	May15	Jul14	Jun12	Dec10	Dec09	Feb09

Class M-5	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	7.8	6.1	4.8	4.1	3.7	3.6
First Pay (Month/Year)	Jul09	May08	Jun08	Jul08	Aug08	Oct08
Last Pay (Month/Year)	May15	Jul14	Jun12	Dec10	Dec09	Feb09

Class M-6	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	7.8	6.1	4.8	4.1	3.7	3.5
First Pay (Month/Year)	Jul09	May08	Jun08	Jun08	Jul08	Sep08
Last Pay (Month/Year)	May15	Jul14	Jun12	Dec10	Dec09	Feb09

Class B-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	7.8	6.1	4.8	4.0	3.6	3.5
First Pay (Month/Year)	Jul09	May08	May08	Jun08	Jul08	Aug08
Last Pay (Month/Year)	May15	Jul14	Jun12	Dec10	Dec09	Feb09

Class B-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	7.8	6.1	4.8	4.0	3.6	3.4
First Pay (Month/Year)	Jul09	May08	May08	Jun08	Jun08	Jul08
Last Pay (Month/Year)	May15	Jul14	Jun12	Dec10	Dec09	Feb09

Class B-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	7.8	6.0	4.7	4.0	3.5	3.3
First Pay (Month/Year)	Jul09	May08	May08	May08	Jun08	Jun08
Last Pay (Month/Year)	May15	Jul14	Jun12	Dec10	Dec09	Feb09

Class B-4	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	7.8	5.7	4.5	3.7	3.3	3.2
First Pay (Month/Year)	Jul09	May08	May08	May08	May08	Jun08
Last Pay (Month/Year)	May15	Jun13	Jul11	Mar10	May09	Aug08

To Maturity

Class A-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	1.9	1.3	1.0	0.8	0.6	0.5
First Pay (Month/Year)	May05	May05	May05	May05	May05	May05
Last Pay (Month/Year)	Oct09	Apr08	Jul07	Jan07	Sep06	Jun06

Class A-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	7.1	4.4	3.0	2.2	1.8	1.5
First Pay (Month/Year)	Oct09	Apr08	Jul07	Jan07	Sep06	Jun06
Last Pay (Month/Year)	May15	Sep11	Aug09	Jan08	Jun07	Feb07

Class A-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	10.6	8.6	5.0	2.9	2.3	1.9
First Pay (Month/Year)	May15	Sep11	Aug09	Jan08	Jun07	Feb07
Last Pay (Month/Year)	Jun17	May15	Mar11	Apr09	Oct07	May07

Class A-4	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	15.9	12.1	9.4	4.8	2.6	2.2
First Pay (Month/Year)	Jun17	May15	Mar11	Apr09	Oct07	May07
Last Pay (Month/Year)	Apr27	Oct22	Jan19	Jun16	Jan08	Aug07

Class A-5	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	7.1	6.7	6.6	6.7	5.3	3.1
First Pay (Month/Year)	May08	May08	Oct08	Mar09	Jan08	Aug07
Last Pay (Month/Year)	May15	May15	May15	Apr16	May15	Dec13

Class M-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.5	6.5	5.3	4.7	4.6	5.5
First Pay (Month/Year)	Jul09	May08	Aug08	Nov08	Mar09	Sep09
Last Pay (Month/Year)	May23	Oct18	Nov15	Mar15	Jun13	May12

Class M-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.5	6.4	5.2	4.5	4.3	4.4
First Pay (Month/Year)	Jul09	May08	Jul08	Sep08	Dec08	Apr09
Last Pay (Month/Year)	Oct21	Sep17	May15	May14	Oct12	Jul11

Class M-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.4	6.4	5.2	4.5	4.1	4.1
First Pay (Month/Year)	Jul09	May08	Jun08	Aug08	Oct08	Feb09
Last Pay (Month/Year)	Sep20	Dec16	May15	Nov13	May12	Mar11

Class M-4	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.4	6.3	5.2	4.4	4.0	3.9
First Pay (Month/Year)	Jul09	May08	Jun08	Aug08	Sep08	Nov08
Last Pay (Month/Year)	Dec19	May16	May15	Jul13	Jan12	Dec10

Class M-5	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.3	6.3	5.1	4.3	3.9	3.8
First Pay (Month/Year)	Jul09	May08	Jun08	Jul08	Aug08	Oct08
Last Pay (Month/Year)	Apr19	Sep15	Jan15	Feb13	Sep11	Aug10

Class M-6	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.2	6.3	5.1	4.3	3.9	3.7
First Pay (Month/Year)	Jul09	May08	Jun08	Jun08	Jul08	Sep08
Last Pay (Month/Year)	Apr18	May15	Jun14	Aug12	Apr11	Apr10

Class B-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.1	6.3	5.0	4.2	3.8	3.6
First Pay (Month/Year)	Jul09	May08	May08	Jun08	Jul08	Aug08
Last Pay (Month/Year)	Aug17	May15	Jan14	Apr12	Jan11	Jan10

Class B-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	7.9	6.2	4.9	4.1	3.7	3.4
First Pay (Month/Year)	Jul09	May08	May08	Jun08	Jun08	Jul08
Last Pay (Month/Year)	May16	May15	Apr13	Sep11	Jun10	Aug09

Class B-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	7.8	6.0	4.7	4.0	3.5	3.3
First Pay (Month/Year)	Jul09	May08	May08	May08	Jun08	Jun08
Last Pay (Month/Year)	Jun15	Aug14	Jul12	Jan11	Dec09	Mar09

Class B-4	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	7.8	5.7	4.5	3.7	3.3	3.2
First Pay (Month/Year)	Jul09	May08	May08	May08	May08	Jun08
Last Pay (Month/Year)	May15	Jun13	Jul11	Mar10	May09	Aug08

Net Funds Cap

Collateral Net WAC

Net Funds Cap-Floating-Rate Bonds

Period	Net WAC (1)	Period	Net WAC (1)	Period	Net WAC (1)	Period	Net Funds (2)	Period	Net Funds (2)	Period	Net Funds (2)
1	9.59%	30	9.58%	59	9.56%	1	10.65%	30	9.58%	59	10.25%
2	9.59%	31	9.58%	60	9.56%	2	9.28%	31	9.27%	60	9.26%
3	9.59%	32	9.58%	61	9.56%	3	9.59%	32	9.58%	61	9.56%
4	9.59%	33	9.58%	62	9.56%	4	9.28%	33	9.27%	62	9.25%
5	9.59%	34	9.58%	63	9.56%	5	9.28%	34	9.27%	63	9.56%
6	9.59%	35	9.58%	64	9.56%	6	9.59%	35	9.91%	64	9.25%
7	9.59%	36	9.58%	65	9.56%	7	9.28%	36	9.27%	65	9.25%
8	9.58%	37	9.57%	66	9.56%	8	9.58%	37	9.57%	66	9.56%
9	9.58%	38	9.57%	67	9.56%	9	9.28%	38	9.27%	67	9.25%
10	9.58%	39	9.57%	68	9.56%	10	9.28%	39	9.57%	68	9.56%
11	9.58%	40	9.57%	69	9.56%	11	10.27%	40	9.26%	69	9.25%
12	9.58%	41	9.57%	70	9.56%	12	9.27%	41	9.26%	70	9.25%
13	9.58%	42	9.57%	71	9.56%	13	9.58%	42	9.57%	71	10.24%
14	9.58%	43	9.57%	72	9.56%	14	9.27%	43	9.26%	72	9.25%
15	9.58%	44	9.57%	73	9.56%	15	9.58%	44	9.57%	73	9.56%
16	9.58%	45	9.57%	74	9.56%	16	9.27%	45	9.26%	74	9.25%
17	9.58%	46	9.57%	75	9.56%	17	9.27%	46	9.26%	75	9.56%
18	9.58%	47	9.57%	76	9.56%	18	9.58%	47	10.25%	76	9.25%
19	9.58%	48	9.57%	77	9.55%	19	9.27%	48	9.26%	77	9.25%
20	9.58%	49	9.57%	78	9.55%	20	9.58%	49	9.57%	78	9.55%
21	9.58%	50	9.57%	79	9.55%	21	9.27%	50	9.26%	79	9.24%
22	9.58%	51	9.57%	80	9.55%	22	9.27%	51	9.57%	80	9.55%
23	9.58%	52	9.57%	81	9.55%	23	10.26%	52	9.26%	81	9.24%
24	9.58%	53	9.57%	82	9.55%	24	9.27%	53	9.26%	82	9.24%
25	9.58%	54	9.57%	83	9.55%	25	9.58%	54	9.57%	83	9.88%
26	9.58%	55	9.57%	84	9.55%	26	9.27%	55	9.26%	84	9.24%
27	9.58%	56	9.57%	85	9.55%	27	9.58%	56	9.57%	85	9.55%
28	9.58%	57	9.57%	86	9.55%	28	9.27%	57	9.26%	86	9.24%
29	9.58%	58	9.56%			29	9.27%	58	9.26%

______________________________

(1) Achieved assuming one-month LIBOR index equals 3.00%; run at the Pricing Scenario (to call). Net WAC indicates the weighted-averagemortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.

(2) Achieved assuming one-month LIBOR index equals 3.00%; run at the Pricing Scenario (to call). Net WAC indicates the weighted-averagemortgage interest rate of the Mortgage Loans, less the sum of the rate at which the deal fees accrue. The rate displayed is adjustedfor the actual number of days in the accrual period (and thus represented in an actual/360 accrual basis).

Breakeven CDR Table

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown.  Calculations are run to maturity at both static and forward libor.  Other assumptions incorporated include:  (1) prepayment speed is 100% PPC, (2) 50% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

	Forward Libor		Static Libor
	CDR Break	Cum Loss	CDR Break	Cum Loss
Class M-1	16.25%	17.90%	17.40%	18.78%
Class M-2	14.00%	16.06%	15.20%	17.06%
Class M-3	12.70%	14.93%	13.95%	16.02%
Class M-4	11.50%	13.83%	12.80%	15.02%
Class M-5	10.30%	12.68%	11.60%	13.93%
Class M-6	9.60%	11.98%	10.90%	13.26%
Class B-1	8.65%	11.01%	10.00%	12.38%
Class B-2	7.90%	10.21%	9.25%	11.63%
Class B-3	7.35%	9.60%	8.60%	10.95%
Class B-4	7.05%	9.27%	8.25%	10.58%

Statistical Collateral Summary – Aggregate Collateral

The information contained in the tables below is approximate and is based on rolled scheduled balances as of the 4/01/05 cutoff date.  The final characteristics of the Mortgage Loans will be described in the prospectus supplement.   Less than 4.9% of the Mortgage Loans, calculated based on thirty-day contractual delinquencies as of 3/31/05, will be thirty days delinquent.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,883
Total Outstanding Loan Balance	$284,001,402*	Min	Max
Average Loan Current Balance	$48,275	$585	$347,426
Weighted Average Original LTV	80.6%**
Weighted Average Coupon	10.10%	5.50%	15.99%
Weighted Average FICO (Non-Zero)	582
Weighted Average Age (Months)	61
% First Liens	90.1%
% Second Liens	9.9%
% Arms	0.0%
% Fixed	100.0%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$284,001,402]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
<= 6.00	13	676,309	0.2	5.98	82.7	541
6.01 - 6.50	2	206,076	0.1	6.29	85.5	763
6.51 - 7.00	13	951,363	0.3	6.88	72.8	652
7.01 - 7.50	17	1,184,938	0.4	7.36	77.0	671
7.51 - 8.00	140	9,692,974	3.4	7.91	80.0	599
8.01 - 8.50	255	17,226,049	6.1	8.34	79.6	598
8.51 - 9.00	662	39,424,308	13.9	8.84	77.4	592
9.01 - 9.50	611	33,549,026	11.8	9.30	77.2	588
9.51 - 10.00	899	48,120,231	16.9	9.81	81.0	581
10.01 -10.50	651	34,139,136	12.0	10.30	82.7	581
10.51 -11.00	743	35,091,468	12.4	10.80	81.6	577
11.01 -11.50	518	20,672,567	7.3	11.28	83.0	568
11.51 -12.00	536	19,781,652	7.0	11.80	82.9	566
12.01 -12.50	297	9,990,475	3.5	12.26	82.5	570
12.51 -13.00	234	6,849,502	2.4	12.79	83.6	576
13.01 -13.50	109	2,754,002	1.0	13.27	83.9	573
13.51 -14.00	121	2,380,657	0.8	13.85	84.3	581
14.01 -14.50	30	691,972	0.2	14.28	86.0	563
14.51 -15.00	24	531,638	0.2	14.76	82.8	574
15.01 +	8	87,060	0.0	15.51	93.9	608
Total:	5,883	284,001,402	100.0	10.10	80.6	582

* Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	150	7,313,671	2.6	10.05	81.6	0
375 -399	1	55,242	0.0	9.80	80.0	395
425 -449	25	1,711,024	0.6	9.91	82.2	442
450 -474	96	5,290,093	1.9	10.08	82.0	464
475 -499	319	18,591,126	6.5	10.19	82.8	489
500 -524	673	35,269,966	12.4	10.37	82.2	513
525 -549	805	41,653,923	14.7	10.31	82.6	537
550 -574	869	43,639,481	15.4	10.13	80.5	561
575 -599	636	30,713,274	10.8	10.11	79.2	586
600 -624	528	24,320,364	8.6	10.04	79.2	612
625 -649	532	23,678,981	8.3	10.05	81.2	637
650 -674	477	20,392,034	7.2	9.96	78.6	661
675 -699	302	13,091,743	4.6	9.77	78.0	686
700 -724	186	7,655,871	2.7	9.88	79.4	710
725 -749	135	5,361,430	1.9	9.37	78.8	736
750 -774	104	3,769,908	1.3	9.14	77.7	762
775 -799	40	1,285,140	0.5	9.69	69.7	784
800 -824	5	208,132	0.1	10.29	68.8	807
Total:	5,883	284,001,402	100.0	10.10	80.6	582

* Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
<= 5,000	57	190,808	0.1	11.60	75.1	647
5,001 -10,000	241	1,924,316	0.7	11.47	77.7	621
10,001 - 25,000	1,331	23,698,698	8.3	11.20	75.4	603
25,001 - 50,000	1,948	71,369,456	25.1	10.35	75.8	587
50,001 - 75,000	1,298	79,250,592	27.9	10.09	81.3	578
75,001 - 100,000	570	48,815,795	17.2	9.75	83.1	579
100,001 - 125,000	230	25,465,693	9.0	9.72	83.9	579
125,001 - 150,000	109	14,745,309	5.2	9.44	86.6	576
150,001 - 175,000	57	9,195,283	3.2	9.72	86.4	569
175,001 - 200,000	17	3,148,860	1.1	9.79	89.2	570
200,001 - 225,000	9	1,917,623	0.7	9.59	81.2	588
225,001 - 250,000	8	1,896,343	0.7	9.43	90.8	592
250,001 - 275,000	2	514,965	0.2	8.91	97.5	541
275,001 - 300,000	3	876,702	0.3	9.11	90.0	540
300,001 - 325,000	1	314,429	0.1	11.90	67.8	516
325,001 - 350,000	2	676,531	0.2	8.81	75.9	547
Total:	5,883	284,001,402	100.0	10.10	80.6	582

* Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%)*	Loans	Balance	Balance	%	%	FICO
Unavailable	225	5,033,773	1.8	10.82	0.0	616
6 - 30	91	1,970,088	0.7	9.84	23.1	631
31 - 40	123	3,021,105	1.1	9.94	36.1	619
41 - 50	163	4,805,040	1.7	10.06	45.8	608
51 - 55	111	3,556,555	1.3	9.94	52.8	598
56 - 60	167	5,431,331	1.9	10.19	57.9	612
61 - 65	245	9,591,723	3.4	10.02	63.0	589
66 - 70	415	17,254,150	6.1	9.97	68.6	595
71 - 75	508	24,357,096	8.6	9.93	73.7	585
76 - 80	1,454	80,785,803	28.4	9.71	79.4	582
81 - 85	806	44,698,006	15.7	10.27	84.5	569
86 - 90	680	44,902,784	15.8	10.33	89.7	564
91 - 95	127	5,425,723	1.9	10.58	94.2	592
96 - 100	768	33,168,225	11.7	10.63	99.6	593
Total:	5,883	284,001,402	100.0	10.10	80.6	582

* Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Remaining Prepay Term (Mos)	Loans	Balance	Balance	%	%	FICO
0	5,533	262,166,496	92.3	10.10	80.3	582
1 - 6	80	3,990,931	1.4	11.03	82.1	584
7 - 12	126	7,564,787	2.7	10.49	84.3	576
13 - 18	121	8,241,816	2.9	9.59	84.9	584
19 - 24	23	2,037,372	0.7	9.03	87.6	617
Total:	5,883	284,001,402	100.0	10.10	80.6	582

* Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Unavailable	1,042	39,061,832	13.8	10.55	77.6	584
Primary	4,652	237,000,108	83.5	10.03	81.5	582
Second Home	32	1,490,323	0.5	10.46	78.9	599
Investor	157	6,449,139	2.3	10.13	66.8	599
Total:	5,883	284,001,402	100.0	10.10	80.6	582

* Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
Ohio	675	32,806,260	11.6	9.83	82.0	581
North Carolina	529	27,394,311	9.6	10.02	81.5	574
Pennsylvania	625	26,757,577	9.4	10.15	80.4	583
South Carolina	437	20,033,006	7.1	10.16	80.9	584
Florida	344	15,682,322	5.5	10.01	79.5	588
New York	328	14,639,792	5.2	10.12	73.7	592
Indiana	277	14,179,067	5.0	9.85	84.2	572
Illinois	262	13,166,320	4.6	10.04	82.8	583
Michigan	235	12,509,775	4.4	10.57	80.0	562
Georgia	182	9,824,955	3.5	10.01	80.8	577
Other	1,989	97,008,017	34.2	10.20	80.4	587
Total:	5,883	284,001,402	100.0	10.10	80.6	582

* Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Unavailable	91	2,500,338	0.9	9.72	78.9	631
Purchase	240	15,157,708	5.3	10.47	83.8	576
Refinance - Rate Term	1,483	56,473,734	19.9	10.38	82.8	585
Refinance - Cashout	4,069	209,869,622	73.9	10.01	79.8	582
Total:	5,883	284,001,402	100.0	10.10	80.6	582

* Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Balloon	1,577	97,631,680	34.4	10.16	82.7	578
Full Amortization	4,306	186,369,722	65.6	10.07	79.6	585
Total:	5,883	284,001,402	100.0	10.10	80.6	582

* Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	5,320	256,378,662	90.3	10.11	80.7	577
Manufactured Housing	317	13,783,572	4.9	10.31	83.1	682
2 Family	126	6,773,731	2.4	9.95	76.3	575
3-4 Family	41	3,153,385	1.1	9.73	75.9	576
PUD	18	1,410,418	0.5	9.26	90.5	570
Condo	31	1,222,874	0.4	9.28	70.8	584
Unavailable	28	1,096,463	0.4	9.68	76.6	588
Co-op	2	182,296	0.1	10.42	84.8	534
Total:	5,883	284,001,402	100.0	10.10	80.6	582

* Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Collection	Loans	Balance	Balance	%	%	FICO
Arrears	5,184	256,123,507	90.2	10.08	80.6	582
Daily Simple Interest	699	27,877,895	9.8	10.36	80.9	587
Total:	5,883	284,001,402	100.0	10.10	80.6	582

* Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Age (Mos)	Loans	Balance	Balance	%	%	FICO
37 - 48	1,237	78,339,523	27.6	9.63	82.8	588
49 - 60	1,703	76,535,147	26.9	11.07	80.0	575
61 - 72	1,125	52,967,729	18.7	10.21	80.0	578
73 - 84	1,266	55,400,790	19.5	9.44	79.5	585
85 - 96	504	19,217,563	6.8	9.80	78.9	592
97 - 108	48	1,540,650	0.5	10.44	78.7	616
Total:	5,883	284,001,402	100.0	10.10	80.6	582

* Note, for second liens, CLTV is employed in this calculation.